                                                                    EXHIBIT 21.1

                       SUBSIDIARIES OF CALPINE CORPORATION
                            AS OF DECEMBER 31, 2004,
                    AT LEAST 50% OWNED BY CALPINE CORPORATION

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
                                                                  State of
                                                                  Incorporation
                                                                  -------------
1066917 Ontario Inc.                                              Ontario
3094479 Nova Scotia Company                                       Nova Scotia
985365 Alberta Ltd.                                               Alberta
Acadia Partners Pipeline, LLC                                     Louisiana
Acadia Power Partners, LLC                                        Delaware
Amelia Energy Center, LP                                          Delaware
Anacapa Land Company, LLC                                         Delaware
Anderson Springs Energy Company                                   California
Androscoggin Energy, Inc.                                         Illinois
Auburndale GP, LLC                                                Delaware
Auburndale Holdings, LLC                                          Delaware
Auburndale LP, LLC                                                Delaware
Auburndale Peaker Energy Center, LLC                              Delaware
Auburndale Power Partners, Limited Partnership                    Delaware
Augusta Development Company, LLC                                  Delaware
Aviation Funding Corp.                                            Delaware
Basento Energia S.r.l                                             Italy
Baytown Energy Center, LP                                         Delaware
Baytown Power GP, LLC                                             Delaware
Baytown Power, LP                                                 Delaware
Bellingham Cogen, Inc.                                            California
Berrien Energy Center, LLC                                        Delaware
Bethpage Energy Center 3, LLC                                     Delaware
Bethpage Fuel Management Inc.                                     Delaware
Blue Heron Energy Center, LLC                                     Delaware
Blue Spruce Energy Center, LLC                                    Delaware
Brazos Valley Energy LP                                           Delaware
Brazos Valley Technology LP                                       Delaware
Broad River Energy LLC                                            Delaware
Broad River Holdings, LLC                                         Delaware
CalGen Equipment Finance Company, LLC                             Delaware
CalGen Equipment Finance Holdings, LLC                            Delaware
CalGen Expansion Company, LLC                                     Delaware
CalGen Finance Corp.                                              Delaware

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
                                                                  State of
                                                                  Incorporation
                                                                  -------------
CalGen Project Equipment Finance Company One, LLC                 Delaware
CalGen Project Equipment Finance Company Three, LLC               Delaware
CalGen Project Equipment Finance Company Two, LLC                 Delaware
Calpine (Jersey) Holdings Limited                                 Jersey Island
Calpine (Jersey) Limited                                          Jersey Island
Calpine Acadia Holdings, LLC                                      Delaware
Calpine Administrative Services Company, Inc.                     Delaware
Calpine Agnews, Inc.                                              California
Calpine Amelia Energy Center GP, LLC                              Delaware
Calpine Amelia Energy Center LP, LLC                              Delaware
Calpine Auburndale Holdings, LLC                                  Delaware
Calpine Auburndale, LLC                                           Delaware
Calpine Baytown Energy Center GP, LLC                             Delaware
Calpine Baytown Energy Center LP, LLC                             Delaware
Calpine Bethpage 3 Pipeline Construction Company, Inc.            New York
Calpine Bethpage 3, LLC                                           Delaware
Calpine Brazos Valley Energy Center GP, LLC                       Delaware
Calpine Brazos Valley Energy Center LP, LLC                       Delaware
Calpine c*Power, Inc.                                             Delaware
Calpine CalGen Holdings, Inc.                                     Delaware
Calpine California Development Company, LLC                       Delaware
Calpine California Energy Finance, LLC                            Delaware
Calpine California Equipment Finance Company, LLC                 Delaware
Calpine California Holdings, Inc.                                 Delaware
Calpine Calistoga Holdings, LLC                                   Delaware
Calpine Canada Energy Finance  ULC                                Nova Scotia
Calpine Canada Energy Finance II ULC                              Nova Scotia
Calpine Canada Energy Ltd.                                        Nova Scotia
Calpine Canada Natural Gas Partnership                            Alberta
Calpine Canada Power Ltd.                                         Alberta
Calpine Canada Resources Company                                  Nova Scotia
Calpine Canada TriGas, Ltd.                                       Alberta
Calpine Canada Whitby Holdings Company                            Alberta
Calpine Canadian Saltend L.P.                                     Alberta
Calpine Capital Trust                                             Delaware
Calpine Capital Trust II                                          Delaware
Calpine Capital Trust III                                         Delaware
Calpine Capital Trust IV                                          Delaware

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
                                                                  State of
                                                                  Incorporation
                                                                  -------------
Calpine Capital Trust V                                           Delaware
Calpine CCFC GP, Inc.                                             Delaware
Calpine CCFC Holdings, Inc.                                       Delaware
Calpine CCFC LP, Inc.                                             Delaware
Calpine Central Texas GP, Inc.                                    Delaware
Calpine Central, Inc.                                             Delaware
Calpine Central, L.P.                                             Delaware
Calpine Central-Texas, Inc.                                       Delaware
Calpine Channel Energy Center GP, LLC                             Delaware
Calpine Channel Energy Center LP, LLC                             Delaware
Calpine Clear Lake Energy GP, LLC                                 Delaware
Calpine Clear Lake Energy, LP                                     Delaware
Calpine Cogeneration Corporation                                  Delaware
Calpine Construction Finance Company, L.P.                        Delaware
Calpine Construction Management Company, Inc.                     Delaware
Calpine Corpus Christi Energy GP, LLC                             Delaware
Calpine Corpus Christi Energy, LP                                 Delaware
Calpine Decatur Pipeline, Inc.                                    Delaware
Calpine Decatur Pipeline, L.P.                                    Delaware
Calpine Deer Park Partner LLC                                     Delaware
Calpine Deer Park, LLC                                            Delaware
Calpine Development Holdings, Inc.                                Delaware
Calpine Dighton, Inc.                                             Delaware
Calpine DP LLC                                                    Delaware
Calpine East Fuels, Inc.                                          Delaware
Calpine Eastern Corporation                                       Delaware
Calpine Edinburg, Inc.                                            Delaware
Calpine Energy Finance Luxembourg S.a.r.l.                        Luxembourg
Calpine Energy Holdings Limited                                   Alberta
Calpine Energy Management, L.P.                                   Delaware
Calpine Energy Services Canada Ltd.                               Alberta
Calpine Energy Services Canada Partnership                        Alberta
Calpine Energy Services Holdings, Inc.                            Delaware
Calpine Energy Services, L.P.                                     Delaware
Calpine European Finance LLC                                      Delaware
Calpine Finance Company                                           Delaware
Calpine Fox Holdings, LLC                                         Delaware
Calpine Fox LLC                                                   Wisconsin
Calpine Freeport GP, LLC                                          Delaware
Calpine Freeport LP, LLC                                          Delaware

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
                                                                  State of
                                                                  Incorporation
                                                                  -------------
Calpine Freestone Energy GP, LLC                                  Delaware
Calpine Freestone Energy, LP                                      Delaware
Calpine Freestone, LLC                                            Delaware
Calpine Fuels Corporation                                         California
Calpine Generating Company, LLC                                   Delaware
Calpine Geysers Company, L.P.                                     Delaware
Calpine Gilroy 1, Inc.                                            Delaware
Calpine Gilroy 2, Inc.                                            Delaware
Calpine Gilroy Cogen, L.P.                                        Delaware
Calpine Global Investments, S.L.                                  Spain
Calpine Global Services Company, Inc.                             Delaware
Calpine Gordonsville GP Holdings, LLC                             Delaware
Calpine Gordonsville LP Holdings, LLC                             Delaware
Calpine Gordonsville, LLC                                         Delaware
Calpine Greenleaf Holdings, Inc.                                  Delaware
Calpine Greenleaf, Inc.                                           Delaware
Calpine Hermiston, LLC                                            Delaware
Calpine Hidalgo Design, L.P.                                      Delaware
Calpine Hidalgo Energy Center, L.P.                               Texas
Calpine Hidalgo Holdings, Inc.                                    Delaware
Calpine Hidalgo Power GP, LLC                                     Delaware
Calpine Hidalgo Power, LP                                         Delaware
Calpine Hidalgo, Inc.                                             Delaware
Calpine International Holdings, Inc.                              Delaware
Calpine International Indonesia B.V.                              The Netherlands
Calpine International Investment B.V.                             The Netherlands
Calpine International, LLC                                        Delaware
Calpine Investment Holdings, LLC                                  Delaware
Calpine Jersey Cogen, Inc.                                        Delaware
Calpine Kennedy Airport, Inc.                                     Delaware
Calpine Kennedy Operators Inc.                                    New York
Calpine KIA, Inc.                                                 New York
Calpine King City 1, LLC                                          Delaware
Calpine King City 2, LLC                                          Delaware
Calpine Securities Company, L.P.                                  Delaware
Calpine King City Cogen, LLC                                      Delaware
Calpine King City Cogen Inc.                                      California
Calpine King City, Inc.                                           Delaware
Calpine King City, LLC                                            Delaware

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
                                                                  State of
                                                                  Incorporation
                                                                  -------------
Calpine Leasing Inc.                                              Delaware
Calpine Long Island, Inc.                                         Delaware
Calpine Lost Pines Operations, Inc.                               Delaware
Calpine Louisiana Pipeline Company                                Delaware
Calpine Magic Valley Pipeline, Inc.                               Delaware
Calpine Mankato, LLC                                              Delaware
Calpine Marketing LLC                                             Delaware
Calpine Monterey Cogeneration, Inc.                               California
Calpine Morris, LLC                                               Delaware
Calpine MVP, Inc.                                                 Delaware
Calpine Natural Gas GP, LLC                                       Delaware
Calpine Natural Gas Holdings, LLC                                 Delaware
Calpine Natural Gas L.P.                                          Delaware
Calpine Natural Gas Services Limited                              Alberta
Calpine NCTP GP, LLC                                              Delaware
Calpine NCTP, LP                                                  Delaware
Calpine Newark, LLC                                               Delaware
Calpine Northbrook Corporation of Maine, Inc.                     Illinois
Calpine Northbrook Energy Holdings, LLC                           Delaware
Calpine Northbrook Energy Marketing, LLC                          Delaware
Calpine Northbrook Energy, LLC                                    Delaware
Calpine Northbrook Holdings Corporation                           Delaware
Calpine Northbrook Investors, LLC                                 Delaware
Calpine Northbrook Project Holdings, LLC                          Delaware
Calpine Northbrook Services, LLC                                  Delaware
Calpine Northbrook Southcoast Investors, LLC                      Delaware
Calpine NTC, LP                                                   Delaware
Calpine Oneta Power I, LLC                                        Delaware
Calpine Oneta Power II, LLC                                       Delaware
Calpine Oneta Power, L.P.                                         Delaware
Calpine Operating Services Company, Inc.                          Delaware
Calpine Operations Management Company, Inc.                       Delaware
Calpine Parlin, LLC                                               Delaware
Calpine Pasadena Cogeneration, Inc.                               Delaware
Calpine Pasadena Energy GP, LLC                                   Delaware
Calpine Pasadena Energy, LP                                       Delaware
Calpine Pastoria Holdings, LLC                                    Delaware
Calpine Peaker Holdings 2, LLC                                    Delaware
Calpine Peaker Holdings, LLC                                      Delaware

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
                                                                  State of
                                                                  Incorporation
                                                                  -------------
Calpine Philadelphia, Inc.                                        Delaware
Calpine Pittsburg, LLC                                            Delaware
Calpine Power Company                                             California
Calpine Power Equipment LP                                        Texas
Calpine Power Management, Inc.                                    Delaware
Calpine Power Management, LP                                      Texas
Calpine Power Services, Inc                                       Delaware
Calpine Power, Inc.                                               Virginia
Calpine PowerAmerica, Inc.                                        Delaware
Calpine PowerAmerica, LP                                          Texas
Calpine PowerAmerica-CA, LLC                                      Delaware
Calpine PowerAmerica-CT, LLC                                      Delaware
Calpine PowerAmerica-MA, LLC                                      Delaware
Calpine PowerAmerica-ME, LLC                                      Delaware
Calpine PowerAmerica-NH, LLC                                      Delaware
Calpine PowerAmerica-NY, LLC                                      Delaware
Calpine PowerAmerica-OR, LLC                                      Delaware
Calpine PowerAmerica-PA, LLC                                      Delaware
Calpine PowerAmerica-RI, LLC                                      Delaware
Calpine Producer Services, L.P.                                   Texas
Calpine Project Holdings, Inc.                                    Delaware
Calpine Pryor, Inc.                                               Delaware
Calpine Riverside Holdings, LLC                                   Delaware
Calpine Rumford I, Inc.                                           Delaware
Calpine Rumford, Inc.                                             Delaware
Calpine Schuylkill, Inc.                                          Delaware
Calpine Siskiyou Geothermal Partners, L.P.                        California
Calpine Sonoran Pipeline LLC                                      Delaware
Calpine Steamboat Holdings, LLC                                   Delaware
Calpine Stony Brook Operators, Inc.                               New York
Calpine Stony Brook Power Marketing, LLC                          Delaware
Calpine Stony Brook, Inc.                                         New York
Calpine Sumas, Inc.                                               California
Calpine TCCL Holdings, Inc.                                       Delaware
Calpine Texas Cogeneration, Inc.                                  Delaware
Calpine Texas Pipeline GP, Inc.                                   Delaware
Calpine Texas Pipeline LP, Inc.                                   Delaware
Calpine Texas Pipeline, L.P.                                      Delaware
Calpine Tiverton I, Inc.                                          Delaware

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
                                                                  State of
                                                                  Incorporation
                                                                  -------------
Calpine Tiverton, Inc.                                            Delaware
Calpine UK Holdings Limited                                       United Kingdom
Calpine UK Operations Limited                                     United Kingdom
Calpine ULC I Holding, LLC                                        Delaware
Calpine University Power, Inc.                                    Delaware
Calpine Unrestricted Funding, LLC                                 Delaware
Calpine Unrestricted Holdings, LLC                                Delaware
Calpine Vapor, Inc.                                               California
Calpine Canada Power Services, Ltd.                               Ontario
Carville Energy LLC                                               Delaware
CCFC Development Company, LLC                                     Delaware
CCFC Equipment Finance Company, LLC                               Delaware
CCFC Finance Corp.                                                Delaware
CCFC Project Equipment Finance Company One, LLC                   Delaware
Celtic Power Corporation                                          Delaware
CES GP, LLC                                                       Delaware
CES Marketing V, L.P.                                             Delaware
CES Marketing VI, LLC                                             Delaware
CES Marketing VII, LLC                                            Delaware
CES Marketing VIII, LLC                                           Delaware
CES Marketing IX, LLC                                             Delaware
CES Marketing X, LLC                                              Delaware
CG Cogen, LLC                                                     Delaware
CGC Dighton, LLC                                                  Delaware
Channel Energy Center, LP                                         Delaware
Channel Power GP, LLC                                             Delaware
Channel Power, LP                                                 Delaware
Clear Lake Cogeneration Limited Partnership                       Texas
CNEM Holdings, LLC                                                Delaware
CogenAmerica Asia Inc.                                            Delaware
CogenAmerica Parlin Supply Corp.                                  Delaware
Columbia Energy LLC                                               Delaware
Corpus Christi Cogeneration L.P.                                  Delaware
CPN 3rd Turbine, Inc.                                             Delaware
CPN Acadia, Inc.                                                  Delaware
CPN Berks Generation, Inc.                                        Delaware
CPN Berks, LLC                                                    Delaware
CPN Bethpage 3rd Turbine, Inc.                                    Delaware
CPN Cascade, Inc.                                                 Delaware

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
                                                                  State of
                                                                  Incorporation
                                                                  -------------
CPN Clear Lake, Inc.                                              Delaware
CPN Decatur Pipeline, Inc.                                        Delaware
CPN East Fuels, LLC                                               Delaware
CPN Energy Services GP, Inc.                                      Delaware
CPN Energy Services LP, Inc.                                      Delaware
CPN Freestone, LLC                                                Delaware
CPN Funding, Inc.                                                 Delaware
CPN Hermiston, LLC                                                Delaware
CPN Insurance Corporation                                         Hawaii
CPN Morris, Inc.                                                  Delaware
CPN Oxford, Inc.                                                  Delaware
CPN Pipeline Company                                              Delaware
CPN Pleasant Hill Operating, LLC                                  Delaware
CPN Pleasant Hill, LLC                                            Delaware
CPN Power Services GP, LLC                                        Delaware
CPN Power Services, LP                                            Delaware
CPN Pryor Funding Corporation                                     Delaware
CPN Telephone Flat, Inc.                                          Delaware
Creed Energy Center, LLC                                          Delaware
De Pere Energy L.L.C.                                             Wisconsin
Decatur Energy Center, LLC                                        Delaware
DEC-LMEC Pipeline, LLC                                            Delaware
Deer Park Energy Center Limited Partnership                       Delaware
Deer Park Energy Center, LLC                                      Delaware
Deer Park Power GP, LLC                                           Delaware
Deer Park Power, LP                                               Delaware
Delta Energy Center, LLC                                          Delaware
Dighton Power Associates Limited Partnership                      Massachusetts
East Altamont Energy Center, LLC                                  Delaware
EMI/Tiverton, Inc.                                                Delaware
Fergas S.r.L.                                                     Italy
Fond du Lac Energy Center, LLC                                    Wisconsin
Freeport Energy Center, LP                                        Delaware
Freestone Power Generation, LP                                    Texas
GEC Bethpage Inc.                                                 Delaware
GEC Holdings, LLC                                                 Delaware
Geothermal Energy Partners LLC                                    California
Geysers Power Company II, LLC                                     Delaware
Geysers Power Company, LLC                                        Delaware

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
                                                                  State of
                                                                  Incorporation
                                                                  -------------
Geysers Power I Company                                           Delaware
Gilroy Energy Center, LLC                                         Delaware
Goldendale Energy Center, LLC                                     Delaware
Goose Haven Energy Center, LLC                                    Delaware
Grays Ferry Cogeneration Partnership                              Pennsylvania
Grays Ferry Services Partnership                                  Pennsylvania
Hammond Energy LLC                                                Delaware
Haywood Energy Center, LLC                                        Delaware
Healdsburg Energy Company, L.P.                                   California
Hermiston Power Partnership                                       Oregon
Hillabee Energy Center, LLC                                       Delaware
Idlewild Fuel Management Corp.                                    Delaware
Inland Empire Energy Center, LLC                                  Delaware
JMC Bethpage, Inc.                                                Delaware
KIAC Partners                                                     New York
King City Holdings, LLC                                           Delaware
Lake Wales Energy Center, LLC                                     Delaware
Lawrence Energy Center, LLC                                       Delaware
Lone Oak Energy Center, LLC                                       Delaware
Los Esteros Critical Energy Facility, LLC                         Delaware
Los Medanos Energy Center LLC                                     Delaware
Magic Valley Gas Pipeline GP, LLC                                 Delaware
Magic Valley Gas Pipeline, LP                                     Delaware
Magic Valley Pipeline, L.P.                                       Delaware
Mankato Energy Center, LLC                                        Delaware
MEP Pleasant Hill, LLC                                            Delaware
Metcalf Energy Center, LLC                                        Delaware
Moapa Energy Center, LLC                                          Delaware
Mobile Energy LLC                                                 Delaware
Modoc Power, Inc.                                                 California
Morgan Energy Center, LLC                                         Delaware
Mount Hoffman Geothermal Company, L.P.                            California
Mt. Vernon Energy LLC                                             Delaware
NewSouth Energy LLC                                               Delaware
Nissequogue Cogen Partners                                        New York
Northwest Cogeneration, Inc.                                      California
NTC Five, Inc.                                                    Delaware
NTC GP, LLC                                                       Delaware
Nueces Bay Energy LLC                                             Delaware

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
                                                                  State of
                                                                  Incorporation
                                                                  -------------
O.L.S. Energy-Agnews, Inc.                                        Delaware
O'Brien Fuels, Inc.                                               Delaware
Odyssey Land Acquisition Company                                  Delaware
Otay Mesa Energy Center, LLC                                      Delaware
Pajaro Energy Center, LLC                                         Delaware
Pasadena Cogeneration L.P.                                        Delaware
Pastoria Energy Facility, L.L.C.                                  Delaware
PCF2 Holdings, LLC                                                Delaware
PCF2, LLC                                                         Delaware
Philadephia Biogas Supply, Inc.                                   Delaware
Phipps Bend Energy Center, LLC                                    Delaware
Pine Bluff Energy, LLC                                            Delaware
Polsky SCQ Services, Inc. aka "Les Services Polsky SCQ Inc."      Quebec
Power Contract Financing III, LLC                                 Delaware
Power Contract Financing, LLC                                     Delaware
Power Investors, L.L.C.                                           Wisconsin
Power Systems MFG., LLC                                           Delaware
Quintana Canada Holdings, LLC                                     Delaware
Riverside Energy Center, LLC                                      Wisconsin
RockGen Energy LLC                                                Wisconsin
Rocky Mountain Energy Center, LLC                                 Delaware
Rumford Power Associates Limited Partnership                      Maine
Russell City Energy Center, LLC                                   Delaware
Saltend Cogeneration Company Limited                              United Kingdom
San Joaquin Valley Energy Center, LLC                             Delaware
Silverado Geothermal Resources, Inc.                              California
Skipanon Natural Gas, LLC                                         Delaware
Sonoma Geothermal Partners, L.P.                                  California
South Point Energy Center, LLC                                    Delaware
South Point Holdings, LLC                                         Delaware
Stony Brook Cogeneration, Inc.                                    Delaware
Stony Brook Fuel Management Corp.                                 Delaware
Sutter Dryers, Inc.                                               California
Tahoma Energy Center, LLC                                         Delaware
TBG Cogen Partners                                                New York
Texas City Cogeneration, L.P.                                     Texas
Texas Cogeneration Company                                        Delaware
Texas Cogeneration Five, Inc.                                     Delaware
Texas Cogeneration One Company                                    Delaware

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
                                                                  State of
                                                                  Incorporation
                                                                  -------------
Thermal Power Company                                             California
Thomassen Services Australia Pty Ltd.                             Australia
Thomassen Turbine Systems B.V.                                    The Netherlands
Tiverton Power Associates Limited Partnership                     Rhode Island
Towantic Energy, L.L.C.                                           Delaware
Turner Energy Center, LLC                                         Delaware
Valladolid International Investments, S. de R.L. de C.V.          Mexico
VEC Holdings, LLC                                                 Delaware
Venture Acquisition Company                                       Delaware
Vineyard Energy Center, LLC                                       Delaware
Wawayanda Energy Center, LLC                                      Delaware
Westbrook,  L.L.C.                                                Delaware
Whatcom Cogeneration Partners, L.P.                               Delaware
Whitby Cogeneration Limited Partnership                           Canada
Zion Energy LLC                                                   Delaware